UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2022
Biohaven Pharmaceutical Holding Company Ltd.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38080	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Biohaven Pharmaceuticals, Inc.
215 Church Street
New Haven, Connecticut 06510
(Address of principal executive offices, including zip code)
(203) 404-0410
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, no par value	BHVN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure
The registration statement on Form 10 filed by Biohaven Ltd. with the Securities and Exchange Commission (“SEC”) in connection with the previously announced spin-off by Biohaven Pharmaceutical Holding Company Ltd. (“Biohaven”) of Biohaven Ltd. became effective on September 22, 2022. Biohaven Ltd. will own the Kv7 ion channel activators, glutamate modulation, myeloperoxidase inhibition and myostatin inhibition platforms, preclinical product candidates, and certain corporate infrastructure currently owned by Biohaven.

Biohaven Ltd. common shares will begin trading today, September 23, 2022, on a “when-issued” basis on the New York Stock Exchange under the symbol “BHVN WI” and under “Biohaven Ltd.” “When-issued” trading of Biohaven Ltd. common shares will continue until the spin-off occurs. The distribution date for the spin-off is expected to be early in the fourth quarter of 2022, subject to the closing conditions noted in Biohaven’s Proxy Statement filed with the SEC on August 30, 2022, including receipt of shareholder approval at Biohaven’s special meeting of shareholders to be held on September 29, 2022. The CUSIP number for Biohaven Ltd. common shares will be G1110E 107.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 23, 2022

Biohaven Pharmaceutical Holding Company Ltd.

By:	/s/ Matthew Buten
Matthew Buten
Chief Financial Officer

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